EXHIBIT 99.1


                         FORM 3 JOINT FILER INFORMATION


Name:                         ABRY Mezzanine Partners, L.P.

Address                       c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company        DM

Date of Event                 8/1/2007
Requiring Statement:


ABRY MEZZANINE PARTNERS, L.P.

By:    /s/ Royce Yudkoff
   ---------------------------------------------------------
Name:  Royce Yudkoff
     -------------------------------------------------------
Its:   Sole Member, ABRY Mezzanine Holdings, LLC, GP of
    --------------------------------------------------------
       ABRY Mezzanine Investors, LP, GP of
------------------------------------------------------------
       ABRY Mezzanine Partners, LP
------------------------------------------------------------



Name:                         ABRY Mezzanine Investors, L.P.

Address:                      c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company        DM

Date of Event                 8/1/2007
Requiring Statement:


ABRY MEZZANINE INVESTORS, L.P.

By:    /s/ Royce Yudkoff
   ---------------------------------------------------------
Name:  Royce Yudkoff
     -------------------------------------------------------
Its:   Sole Member, ABRY Mezzanine Holdings, LLC, GP of
    --------------------------------------------------------
       ABRY Mezzanine Investors, LP
------------------------------------------------------------



Name:                         ABRY Mezzanine Holdings, LLC

Address:                      c/o ABRY Partners, LLC
                              111 Huntington Avenue, 30th Floor
                              Boston, Massachusetts 02199

Designated Filer:             Royce Yudkoff

Issuer and Ticker Symbol:     Dolan Media Company        DM

Date of Event                 8/1/2007
Requiring Statement:



ABRY MEZZANINE HOLDINGS, LLC

By:    /s/ Royce Yudkoff
   -------------------------------
Name:  Royce Yudkoff
     -----------------------------
Its:   Sole Member
    ------------------------------